Exhibit 99.1

OpenText Reports Second Quarter Fiscal Year 2016 Financial Results

•	Total Revenue of USD $465.3 Million, Down 1%; Up 6% Y/Y in CC*

•	Non-GAAP-based Operating Margin of 37%

•	Release 16 on schedule for General Availability
Waterloo, ON, February 9, 2016 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the second quarter ended December 31, 2015.
“The strength of Fiscal 2016 Q2 shows the potential of digital transformation for our customers and the OpenText business model: total revenues of $465.3 million were up 6% in constant currency, year-over-year; 82% of our total revenue was recurring; and adjusted operating income of $172 million was up 12% year-over-year,” said OpenText CEO and CTO Mark J. Barrenechea. "Release 16 is the world's first digital platform, and we plan on making strategic investments in the coming quarters to enable our install-base, new customers and partners to fully capture the power of our next generation platform."

Barrenechea further added, “Our business model is guided by the OpenText Intelligent Growth System. We remain strategically focused on customer-driven innovation, leadership in our key markets, profitable organic growth, acquisitions, cash flow expansion, and operating excellence. In these times of economic uncertainty, I see incredible opportunity with our next generation platform Release 16, our business model and EIM platform expansion.”

Financial Highlights for Q2 FY16 with Year Over Year Comparisons (1)

Summary of Quarterly Results
	Q2 FY16	Q2 FY15	$ Change	% Change (Y/Y)		Q2 FY16 in CC*	% Change in CC*
Revenues: (in millions)
Cloud services and subscriptions	$149.1	$154.8	($5.7)	(3.7)%		$156.1	0.8%
Customer support	184.1	179.5	4.6	2.6%		196.2	9.3%
Professional service and other	50.3	58.2	(7.9)	(13.7)%		54.8	(5.8%)
Total Recurring revenues	$383.5	$392.5	($9.0)	(2.3)%		$407.1	3.7%
License	81.9	75.4	6.5	8.6%		89.8	19.1%
Total revenues	$465.3	$467.8	($2.5)	(0.5)%		$496.9	6.2%
Non-GAAP-based operating margin (2)	37.0%	32.8%	n/a	420	bps	36.9%
GAAP-based operating margin	23.6%	23.6%	n/a	—	bps
Non-GAAP-based EPS, diluted (2)	$1.01	$0.97	$0.04	4.1%		$1.08	11.3%
GAAP-based EPS, diluted	$0.72	$0.60	$0.12	20.0%
Operating cash flows (in millions)	$123.9	$109.6	$14.3	13.1%
Note: Individual line items in tables may be adjusted by non-material amounts to enable totals to align to published financial statements.

"I am pleased with our adjusted operating income and cash flow performance this quarter. The results reflect strong business execution and our continued focus on the metrics that matter most, margins, cash flow and a strong liquidity position. It is a positive first half to Fiscal 2016 and provides a solid base to deliver on the year's operating plan. As we look to deliver and invest in Release 16, coupled with the current economic uncertainty, we are maintaining our target model" said OpenText CFO John Doolittle.

*CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate.

OpenText Quarterly Business Highlights

•	CEO assumes additional role of Chief Technology Officer

•	Appointment of Steven Murphy as President; executive promotions of Muhi Majzoub, John Doolittle, and Gordon Davies

•	16 customer transactions over $1 million, 7 cloud contract signings in the OpenText Cloud and 9 on-premises

•	Financial, services, and technology industries saw the most demand

•
Cloud customer successes in the quarter include O.C. Tanner, Schneider Electric, Elcom, Ayuntamiento de Barcelona (Barcelona City Council), Engie E&P, Shiseido Europe and The Greater Toronto Airports Authority

•	Creates secure, dedicated European data zone for cloud operations

•
On-premises customer successes in the quarter include Hy Cite Enterprises, City of San Diego, Elmü, B. Braun, National Commercial Bank, Mobis Parts Australia Pty (Mobis), Alberta Energy Regulator, Pirelli Tyre S.P.A., Banque de France, ERGO Insurance AG Austria, Region Skåne and Stadtwerke München

•	Buys Daegis Inc.

•	Named a leader in Gartner’s Magic Quadrant for Enterprise Content Management and for Customer Communications Management Software

•	Named one of Canada's Top 100 Employers for the fifth consecutive year

Dividend Program Highlights

Cash Dividend
As part of our quarterly, non cumulative cash dividend program the Board declared on February 8, 2016 a cash dividend of $0.20 per Common Share. The record date for this dividend is March 10, 2016 and the payment date is March 31, 2016. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Summary of Quarterly Results
	Q2 FY16	Q1 FY16	Q2 FY15	% Change (Q2 FY16 vs Q1 FY16)		% Change (Q2 FY16 vs Q2 FY15)
Revenue (million)	$465.3	$434.5	$467.8	7.1%		(0.5)%
GAAP-based gross margin	70.0%	67.8%	68.3%	220	bps	170	bps
GAAP-based operating margin	23.6%	17.6%	23.6%	600	bps	—	bps
GAAP-based EPS, diluted	$0.72	$0.34	$0.60	111.8%		20.0%
Non-GAAP-based gross margin (2)	74.2%	72.6%	72.3%	160	bps	190	bps
Non-GAAP-based operating margin (2)	37.0%	34.1%	32.8%	290	bps	420	bps
Non-GAAP-based EPS, diluted (2)	$1.01	$0.84	$0.97	20.2%		4.1%

Summary of Year to Date Results
	Q2 FY16 YTD	Q2 FY15 YTD	$ Change	% Change
Revenues: (in millions)
Cloud services and subscriptions	$296.9	$308.8	($11.9)	(3.9)%
Customer support	369.8	363.4	6.4	1.8%
Professional service and other	100.0	115.9	(15.9)	(13.7)%
Total Recurring revenues	$766.7	$788.1	($21.4)	(2.7)%
License	133.2	133.6	(0.4)	(0.3)%
Total revenues	$899.9	$921.6	($21.7)	(2.4)%
Non-GAAP-based operating margin (2)	35.6%	33.5%	n/a	210	bps
GAAP-based operating margin	20.7%	23.2%	n/a	(250)	bps
Non-GAAP-based EPS, diluted (2)	$1.85	$1.93	($0.08)	(4.1)%
GAAP-based EPS, diluted	$1.06	$1.13	($0.07)	(6.2)%
Operating cash flows (in millions)	$216.7	$248.1	($31.4)	(12.7)%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/events.cfm .

A replay of the call will be available beginning February 9, 2016 at 7:00 p.m. ET through 11:59 p.m. February 23, 2016 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 00153 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2016 on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial condition, results of operations and earnings, ongoing tax matters, purchases of common shares by OpenText pursuant to the NCIB, declaration of quarterly dividends, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products and services to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the final determination of litigation, tax audits and other legal proceedings; (viii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (ix) the continuous commitment of the Company's customers; and (x) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2016 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	December 31, 2015	June 30, 2015
	(unaudited)
ASSETS
Cash and cash equivalents	$725,963	$699,999
Short-term investments	16,271	11,166
Accounts receivable trade, net of allowance for doubtful accounts of $7,467 as of December 31, 2015 and $5,987 as of June 30, 2015	278,635	284,131
Income taxes recoverable	15,380	21,151
Prepaid expenses and other current assets	53,020	53,191
Deferred tax assets	33,394	30,711
Total current assets	1,122,663	1,100,349
Property and equipment	161,675	160,419
Goodwill	2,169,637	2,161,592
Acquired intangible assets	604,167	679,479
Deferred tax assets	149,561	155,411
Other assets	74,178	85,576
Deferred charges	30,374	37,265
Long-term income taxes recoverable	8,518	8,404
Total assets	$4,320,773	$4,388,495
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$227,148	$241,370
Current portion of long-term debt	8,000	8,000
Deferred revenues	306,159	358,066
Income taxes payable	17,800	17,001
Deferred tax liabilities	734	997
Total current liabilities	559,841	625,434
Long-term liabilities:
Accrued liabilities	31,514	34,682
Deferred credits	10,650	12,943
Pension liability	54,842	56,737
Long-term debt	1,576,000	1,580,000
Deferred revenues	33,115	28,223
Long-term income taxes payable	141,205	151,484
Deferred tax liabilities	59,753	69,185
Total long-term liabilities	1,907,079	1,933,254
Shareholders' equity:
Share capital
121,094,990 and 122,293,986 Common Shares issued and outstanding at December 31, 2015 and June 30, 2015, respectively; Authorized Common Shares: unlimited	806,143	808,010
Additional paid-in capital	134,470	126,417
Accumulated other comprehensive income	49,376	51,828
Retained earnings	888,775	863,015
Treasury stock, at cost (643,647 shares at December 31, 2015 and 625,725 at June 30, 2015, respectively)	(25,515)	(19,986)
Total OpenText shareholders' equity	1,853,249	1,829,284
Non-controlling interests	604	523
Total shareholders' equity	1,853,853	1,829,807
Total liabilities and shareholders' equity	$4,320,773	$4,388,495

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Revenues:
License	$81,856	$75,381	$133,187	$133,576
Cloud services and subscriptions	149,099	154,776	296,889	308,829
Customer support	184,137	179,466	369,804	363,372
Professional service and other	50,255	58,222	100,002	115,855
Total revenues	465,347	467,845	899,882	921,632
Cost of revenues:
License	2,029	3,411	4,710	6,408
Cloud services and subscriptions	58,918	58,533	117,834	118,110
Customer support	21,689	23,831	42,197	46,794
Professional service and other	38,375	44,406	76,439	87,603
Amortization of acquired technology-based intangible assets	18,731	18,206	38,614	36,412
Total cost of revenues	139,742	148,387	279,794	295,327
Gross profit	325,605	319,458	620,088	626,305
Operating expenses:
Research and development	45,710	46,170	92,150	90,912
Sales and marketing	85,875	90,980	163,820	172,021
General and administrative	33,767	39,667	69,336	75,410
Depreciation	13,330	12,465	26,244	24,707
Amortization of acquired customer-based intangible assets	27,793	25,364	55,598	51,248
Special charges (recoveries)	9,088	(5,759)	26,425	(1,590)
Total operating expenses	215,563	208,887	433,573	412,708
Income from operations	110,042	110,571	186,515	213,597
Other income (expense), net	961	(9,314)	(3,952)	(19,187)
Interest and other related expense, net	(19,187)	(8,455)	(38,233)	(19,554)
Income before income taxes	91,816	92,802	144,330	174,856
Provision for income taxes	4,074	18,308	15,276	35,710
Net income for the period	$87,742	$74,494	$129,054	$139,146
Net income attributable to non-controlling interests	(56)	(207)	(82)	(233)
Net income attributable to OpenText	$87,686	$74,287	$128,972	$138,913
Earnings per share—basic attributable to OpenText	$0.72	$0.61	$1.06	$1.14
Earnings per share—diluted attributable to OpenText	$0.72	$0.60	$1.06	$1.13
Weighted average number of Common Shares outstanding—basic	121,246	122,051	121,699	121,984
Weighted average number of Common Shares outstanding—diluted	121,792	122,985	122,216	122,934
Dividends declared per Common Share	$0.2000	$0.1725	$0.4000	$0.3450

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Net income for the period	$87,742	$74,494	$129,054	$139,146
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	(2,751)	5,241	(1,028)	8,346
Unrealized gain (loss) on cash flow hedges:
Unrealized loss	(1,429)	(1,316)	(4,819)	(4,216)
Loss reclassified into net income	814	944	1,326	997
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial gain (loss)	648	(3,937)	1,761	(7,055)
Amortization of actuarial loss into net income	90	84	173	205
Unrealized net gain on short-term investments	120	—	135	—
Unrealized gain on marketable securities (Actuate)	—	2,400	—	1,906
Total other comprehensive income (loss), net, for the period	(2,508)	3,416	(2,452)	183
Total comprehensive income	85,234	77,910	126,602	139,329
Comprehensive income attributable to non-controlling interests	(56)	(207)	(82)	(233)
Total comprehensive income attributable to OpenText	$85,178	$77,703	$126,520	$139,096

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Cash flows from operating activities:
Net income for the period	$87,742	$74,494	$129,054	$139,146
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	59,854	56,035	120,456	112,367
Share-based compensation expense	6,581	4,929	13,114	9,378
Excess tax benefits on share-based compensation expense	(256)	(1,232)	(40)	(1,627)
Pension expense	1,158	1,202	2,325	2,422
Amortization of debt issuance costs	1,156	1,132	2,312	2,275
Amortization of deferred charges and credits	1,981	2,632	4,598	5,263
Loss on sale and write down of property and equipment	890	—	890	—
Deferred taxes	(3,685)	2,764	(7,869)	1,219
Changes in operating assets and liabilities:
Accounts receivable	(41,226)	(15,294)	10,880	40,249
Prepaid expenses and other current assets	(5,221)	(548)	613	(697)
Income taxes	(3,503)	(6,207)	294	11,599
Accounts payable and accrued liabilities	33,503	(3,187)	(14,819)	(37,326)
Deferred revenue	(16,280)	(5,990)	(48,673)	(32,745)
Other assets	1,242	(1,158)	3,523	(3,420)
Net cash provided by operating activities	123,936	109,572	216,658	248,103
Cash flows from investing activities:
Additions of property and equipment	(12,702)	(18,026)	(29,899)	(48,261)
Proceeds from maturity of short-term investments	3,069	—	5,324	—
Purchase of Daegis Inc., net of cash acquired	(22,146)	—	(22,146)	—
Purchase of Actuate Corporation, net of cash acquired	(43)	—	(7,744)	—
Purchase of a division of Spicer Corporation	—	(222)	—	(222)
Purchase of Informative Graphics Corporation, net of cash acquired	—	—	(88)	—
Purchase of ICCM Professional Services Limited, net of cash acquired	—	—	(2,027)	—
Purchase consideration for prior period acquisitions	—	(221)	—	(443)
Other investing activities	(2,754)	(1,059)	(3,680)	(8,433)
Net cash used in investing activities	(34,576)	(19,528)	(60,260)	(57,359)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	256	1,232	40	1,627
Proceeds from issuance of Common Shares	2,736	2,039	7,988	9,138
Purchase of Treasury Stock	(10,627)	—	(10,627)	—
Common Shares repurchased	(15,483)	—	(65,509)	—
Repayment of long-term debt	(2,000)	(13,413)	(4,000)	(26,830)
Debt issuance costs	—	(1,220)	—	(1,403)
Payments of dividends to shareholders	(24,216)	(21,054)	(47,528)	(42,099)
Net cash used in financing activities	(49,334)	(32,416)	(119,636)	(59,567)
Foreign exchange loss on cash held in foreign currencies	(4,848)	(7,304)	(10,798)	(16,257)
Increase in cash and cash equivalents during the period	35,178	50,324	25,964	114,920
Cash and cash equivalents at beginning of the period	690,785	492,486	699,999	427,890
Cash and cash equivalents at end of the period	$725,963	$542,810	$725,963	$542,810

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges (recoveries), and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges (recoveries), share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2015. (In thousands except for per share amounts)
	Three Months Ended December 31, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$58,918		$(158)	(1)	$58,760
Customer support	21,689		(258)	(1)	21,431
Professional service and other	38,375		(386)	(1)	37,989
Amortization of acquired technology-based intangible assets	18,731		(18,731)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	325,605	70.0%	19,533	(3)	345,138	74.2%
Operating expenses
Research and development	45,710		(736)	(1)	44,974
Sales and marketing	85,875		(2,715)	(1)	83,160
General and administrative	33,767		(2,328)	(1)	31,439
Amortization of acquired customer-based intangible assets	27,793		(27,793)	(2)	—
Special charges (recoveries)	9,088		(9,088)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	110,042	23.6%	62,193	(5)	172,235	37.0%
Other income (expense), net	961		(961)	(6)	—
Provision for (recovery of) income taxes	4,074		26,480	(7)	30,554
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	87,686		34,752	(8)	122,438
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.72		$0.29	(8)	$1.01

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 4% and a non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$122,438	$1.01
Less:
Amortization	46,524	0.38
Share-based compensation	6,581	0.05
Special charges (recoveries)	9,088	0.07
Other (income) expense, net	(961)	(0.01)
GAAP-based provision for (recovery of) income taxes	4,074	0.03
Non-GAAP based provision for income taxes	(30,554)	(0.23)
GAAP-based net income, attributable to OpenText	$87,686	$0.72

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the six months ended December 31, 2015. (In thousands except for per share amounts)
	Six Months Ended December 31, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$117,834		$(439)	(1)	$117,395
Customer support	42,197		(416)	(1)	41,781
Professional service and other	76,439		(839)	(1)	75,600
Amortization of acquired technology-based intangible assets	38,614		(38,614)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	620,088	68.9%	40,308	(3)	660,396	73.4%
Operating expenses
Research and development	92,150		(1,488)	(1)	90,662
Sales and marketing	163,820		(5,830)	(1)	157,990
General and administrative	69,336		(4,102)	(1)	65,234
Amortization of acquired customer-based intangible assets	55,598		(55,598)	(2)	—
Special charges (recoveries)	26,425		(26,425)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	186,515	20.7%	133,751	(5)	320,266	35.6%
Other income (expense), net	(3,952)		3,952	(6)	—
Provision for (recovery of) income taxes	15,276		41,049	(7)	56,325
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	128,972		96,654	(8)	225,626
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.06		$0.79	(8)	$1.85

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 11% and a non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$225,626	$1.85
Less:
Amortization	94,212	0.77
Share-based compensation	13,114	0.11
Special charges (recoveries)	26,425	0.22
Other (income) expense, net	3,952	0.03
GAAP-based provision for (recovery of) income taxes	15,276	0.12
Non-GAAP based provision for income taxes	(56,325)	(0.46)
GAAP-based net income, attributable to OpenText	$128,972	$1.06

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2015. (In thousands except for per share amounts)
	Three Months Ended September 30, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$58,916		$(281)	(1)	$58,635
Customer support	20,508		(158)	(1)	20,350
Professional service and other	38,064		(453)	(1)	37,611
Amortization of acquired technology-based intangible assets	19,883		(19,883)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	294,483	67.8%	20,775	(3)	315,258	72.6%
Operating expenses
Research and development	46,440		(752)	(1)	45,688
Sales and marketing	77,945		(3,115)	(1)	74,830
General and administrative	35,569		(1,774)	(1)	33,795
Amortization of acquired customer-based intangible assets	27,805		(27,805)	(2)	—
Special charges (recoveries)	17,337		(17,337)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	76,473	17.6%	71,558	(5)	148,031	34.1%
Other income (expense), net	(4,913)		4,913	(6)	—
Provision for (recovery of) income taxes	11,202		14,569	(7)	25,771
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	41,286		61,902	(8)	103,188
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.34		$0.50	(8)	$0.84

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 21% and a non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$103,188	$0.84
Less:
Amortization	47,688	0.39
Share-based compensation	6,533	0.05
Special charges (recoveries)	17,337	0.14
Other (income) expense, net	4,913	0.04
GAAP-based provision for (recovery of) income taxes	11,202	0.09
Non-GAAP based provision for income taxes	(25,771)	(0.21)
GAAP-based net income, attributable to OpenText	$41,286	$0.34

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2014. (In thousands except for per share amounts)
	Three Months Ended December 31, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$58,533		$(186)	(1)	$58,347
Customer support	23,831		(234)	(1)	23,597
Professional service and other	44,406		(335)	(1)	44,071
Amortization of acquired technology-based intangible assets	18,206		(18,206)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	319,458	68.3%	18,961	(3)	338,419	72.3%
Operating expenses
Research and development	46,170		(614)	(1)	45,556
Sales and marketing	90,980		(2,594)	(1)	88,386
General and administrative	39,667		(966)	(1)	38,701
Amortization of acquired customer-based intangible assets	25,364		(25,364)	(2)	—
Special charges (recoveries)	(5,759)		5,759	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	110,571	23.6%	42,740	(5)	153,311	32.8%
Other income (expense), net	(9,314)		9,314	(6)	—
Provision for (recovery of) income taxes	18,308		7,559	(7)	25,867
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	74,287		44,495	(8)	118,782
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.60		$0.37	(8)	$0.97

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 20% and a non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$118,782	$0.97
Less:
Amortization	43,570	0.35
Share-based compensation	4,929	0.04
Special charges (recoveries)	(5,759)	(0.05)
Other (income) expense, net	9,314	0.08
GAAP-based provision for (recovery of) income taxes	18,308	0.15
Non-GAAP based provision for income taxes	(25,867)	(0.20)
GAAP-based net income, attributable to OpenText	$74,287	$0.60

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the six months ended December 31, 2014. (In thousands except for per share amounts)
	Six Months Ended December 31, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services and subscriptions	$118,110		$(399)	(1)	$117,711
Customer support	46,794		(408)	(1)	46,386
Professional service and other	87,603		(598)	(1)	87,005
Amortization of acquired technology-based intangible assets	36,412		(36,412)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	626,305	68.0%	37,817	(3)	664,122	72.1%
Operating expenses
Research and development	90,912		(1,177)	(1)	89,735
Sales and marketing	172,021		(4,668)	(1)	167,353
General and administrative	75,410		(2,128)	(1)	73,282
Amortization of acquired customer-based intangible assets	51,248		(51,248)	(2)	—
Special charges (recoveries)	(1,590)		1,590	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	213,597	23.2%	95,448	(5)	309,045	33.5%
Other income (expense), net	(19,187)		19,187	(6)	—
Provision for (recovery of) income taxes	35,710		16,165	(7)	51,875
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	138,913		98,470	(8)	237,383
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.13		$0.80	(8)	$1.93

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 20% and a non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$237,383	$1.93
Less:
Amortization	87,660	0.71
Share-based compensation	9,378	0.08
Special charges (recoveries)	(1,590)	(0.01)
Other (income) expense, net	19,187	0.16
GAAP-based provision for (recovery of) income taxes	35,710	0.29
Non-GAAP based provision for income taxes	(51,875)	(0.43)
GAAP-based net income, attributable to OpenText	$138,913	$1.13

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and six months ended December 31, 2015 and 2014:

	Three Months Ended December 31, 2015		Three Months Ended December 31, 2014
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	25%	14%	24%	16%
GBP	8%	8%	9%	8%
CAD	5%	11%	5%	12%
USD	52%	50%	50%	48%
Other	10%	17%	12%	16%
Total	100%	100%	100%	100%

	Six Months Ended December 31, 2015		Six Months Ended December 31, 2014
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	24%	14%	25%	15%
GBP	9%	8%	8%	9%
CAD	4%	12%	5%	12%
USD	53%	50%	50%	46%
Other	10%	16%	12%	18%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and special charges